UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 22, 2013
Date of report (Date of earliest event reported)

SEI Investments Company
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of principal executive offices) (Zip Code)
(610) 676-1000
(Registrants’ telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on May 22, 2013 at 1 Freedom Valley Drive, Oaks, Pennsylvania, pursuant to the Notice sent on or about April 12, 2013 to all shareholders of record at the close of business on March 22, 2013. At that meeting:

(1)	The following nominees were elected as directors of the Company for terms expiring in the year 2016 and received the votes set forth opposite their names below:

Name of Nominee	For	Against	Abstain
Alfred P. West, Jr.	124,753,940	23,975,860	170,060
William M. Doran	117,940,992	30,812,281	146,588
There were a total of 12,234,608 broker non-votes for the election of directors.
Since the Board of Directors is divided into three classes with one class elected each year to hold office for a three-year term, the term of office for the following directors continued after the Annual Meeting: Sarah W. Blumenstein, Kathryn M. McCarthy, Richard B. Lieb and Carmen V. Romeo.

(2)	A resolution to approve, on an advisory basis, the compensation of named executive officers, received the votes set forth below:

For	Against	Abstain
146,395,977	2,304,612	199,271
There were a total of 12,234,608 broker non-votes on this matter.

(3)	The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2013 fiscal year was ratified by the following vote:

For	Against	Abstain
159,402,007	909,902	159,647

Item 8.01.	Other Events.
On May 22, 2013, the Company issued a press release declaring a regular semi-annual dividend of $0.20 (twenty cents) per share. The cash dividend will be payable to shareholders of record on June 17, 2013, with a payment date of June 25, 2013. In addition, the Company’s Board of Directors approved an increase in its stock repurchase program by an additional $100 million.
A copy of the press release is furnished as Exhibit 99.1 and incorporated in this Item 8.01 by reference.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 5.07, Item 8.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of SEI Investments Company dated May 22, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI Investments Company

Date:	May 23, 2013	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of SEI Investments Company dated May 22, 2013.

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